UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2008

Solargy Systems Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32528	20-4357915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 SW 4th Court, Ft. lauderdale Florida 33312
(Address of principal executive offices) (Zip Code)

(954) 533 0522
(Registrant’s telephone number, including area code)

Former Address
(6464 N W 5th Way Ft.lauderdale Florida 33309)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement or Change in Corporate Structure

         SBD International Inc has changed its name to Solargy Systems Inc effective October 15, 2008 as per a preliminary information statement filed on September 30, 2008. Concurrent with the name change the company has reversed it stock in a ratio of 2500 to 1.

A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 27,2008

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2008
Solargy Systems Inc

	By:	/s/ C. Michael Nurse
	Name:	C. Michael Nurse
	Title:	Chief Executive Officer